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                                              EXHIBIT INDEX
                                          -------------

Exhibit
Number                                           Exhibit
- -------       -----------------------------------------------------

2             Suncor Inc. Prospectus dated June 1, 1995.

4.1 Articles of Incorporation of Sun Company, Inc., as amended May 4, 1995.

4.2           Sun Company, Inc. By-Laws, as amended May 4, 1995.

4.3           Statement of Designation.

99.1          Underwriting Agreement re: sale of common shares of Suncor Inc.

99.2          Installment Receipt and Pledge Agreement re: sale of Suncor Inc.